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                                                                    EXHIBIT 10.2


                              THE MEDICINES COMPANY

                        2000 EMPLOYEE STOCK PURCHASE PLAN

         The following constitute the provisions of the 2000 Employee Stock Purchase Plan of The Medicines Company.

         1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2. Definitions.

                  a. "BOARD" shall mean the Board of Directors of the Company.

                  b. "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  c. "COMMON STOCK" shall mean the Common Stock of the Company.

                  d. "COMPANY" shall mean The Medicines Company and any Designated Subsidiary of the Company.

                  e. "COMPENSATION" means the amount of money reportable on an Employee's Federal Income Tax Withholding Statement (Form W-2) before any withholdings for health insurance or under a Section 401(k), 125, 129 or similar plan, including without limitation, salary, wages, overtime, shift differentials, bonuses and incentive compensation, but excluding third party sick or disability pay, allowances and reimbursements for expenses such as relocation allowances or travel expenses, whether specifically designated as such or designated as signing bonuses, income or gains attributable to restricted stock, stock options, stock appreciation rights or other similar equity based compensation, imputed income for non cash items, such as life insurance premiums, and similar items, whether or not specifically itemized on the Form W-2.

                  f. "DESIGNATED SUBSIDIARY" shall mean any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                  g. "EMPLOYEE" shall mean any individual who is an employee of the Company for tax purposes whose customary employment with the Company is more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other bona fide leave of absence approved by the Company. If a sick leave or other leave of absence exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the individual's employment relationship with the Company shall be deemed to have terminated on the 91st day of such leave.
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                  h. "ENROLLMENT DATE" shall mean the first day of each Offering
Period.

                  i. "EXERCISE DATE" shall mean the last Trading Day of each Offering Period.

                  j. "FAIR MARKET VALUE" shall mean the value of the Common Stock on any given date of determination, determined as follows:

                           (1) If the Common Stock is listed on any established
stock exchange or a national market system, including without limitation The Nasdaq National Market or The Nasdaq Small Cap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

                           (2) If the Common Stock is regularly quoted on the
over-the-counter market, its Fair Market Value shall be the mean of the closing bid and asked price for such stock as quoted on such market for the last market trading day prior to the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

                           (3) In the absence of an established market for the
Common Stock, the Fair Market Value of the Common Stock shall be determined in good faith by the Board.

                  k. "OFFERING PERIODS" shall mean the periods of approximately six (6) months during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Offering Period, commencing on the first Trading Day on or after September 1 and March 1 of each year and terminating on the last Trading Day in the periods ending six (6) months later; provided, however, that the first Offering Period under the Plan shall commence with the first Trading Day of the month first commencing after the date on which the Common Stock is first traded on the Nasdaq National Market (such date referred to as the "First Offering Commencement Date"); and provided further that if the number of days between the date the Common Stock is first traded and the First Offering Commencement Date is less than 15 days, then the first Offering Period shall commence on the first Trading Day of the following month. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

                  l. "PLAN" shall mean this Employee Stock Purchase Plan.

                  m. "PURCHASE PRICE" shall mean eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Enrollment Date on an Offering Period or on the Exercise Date for such Offering Period, whichever is lower.

                  n. "RESERVES" shall mean the number of shares of Common Stock covered by each outstanding option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

                  o. "SUBSIDIARY" shall mean a corporation, partnership, limited liability company or similar entity, whether domestic or foreign, of which not less than 50% of the voting


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interests are held by the Company or a Subsidiary, whether or not such entity now exists or is hereafter organized or acquired by the Company or a Subsidiary.

                  p. "TRADING DAY" shall mean a day on which the established stock exchange, the national market system or the over-the-counter market on which the Common Stock is traded is open for trading.

         3. Eligibility.

                  a. Any Employee who shall be employed by the Company at least seven (7) calendar days prior to a given Enrollment Date shall be eligible to participate in the Offering Period commencing on such Enrollment Date.

                  b. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of a share of Common Stock at the time such option is granted) for each calendar year in which such option is outstanding at any time. In the event that an Employee may not be granted an option under the Plan because of the foregoing restrictions, the Employee shall be granted an option to purchase the maximum number of shares that would not violate the foregoing restrictions.

         4. Offering Periods and Purchase Periods. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the Offering Period to be affected thereafter.

         5. Participation.

                  a. An eligible Employee may become a participant in the Plan by completing a subscription agreement in the form of Exhibit A or such other form as the Company may deem satisfactory and filing it with the Company's payroll office or such other office as the Company may direct prior to the Enrollment Date for the applicable Offering Period.

                  b. Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date for the applicable Offering Period and shall end on the last payroll in such Offering Period, unless sooner terminated by the participant as provided in Section 9 hereof.

         6. Payroll Deductions.

                  a. At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an


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amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

                  b. All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

                  c. A participant may discontinue his or her participation in the Plan as provided in Section 9 hereof, or may increase or decrease the rate of his or her payroll deductions to not more than ten percent (10%) or less than zero percent (0%) not more than one (1) time during each Offering Period by completing or filing with the Company a new subscription agreement authorizing such change in payroll deduction rate. The Board may, in its discretion, increase or decrease the number of participation rate changes that may be made by a participant during any Offering Period. The change in rate shall be effective with the first full payroll period following the fifth (5th) business day after the Company's receipt of the new subscription agreement. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 9 hereof.

                  d. At the time the option is exercised, in whole or in part, or at the time any of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

         7. Grant of Option. On the Enrollment Date for each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase (at the applicable Purchase Price) up to a whole number of shares of the Company's Common Stock (the "Option Shares") determined by multiplying $2,083 by the number of full months in the Offering Period and dividing the result by the Fair Market Value of a share of Common Stock on the Enrollment Date (subject to any adjustment pursuant to Section 16), and provided that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 9 hereof. The option shall expire on the last day of the Offering Period.

         8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 9 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date applicable to the particular Offering Period, and a number of full shares not exceeding the number of shares as to which such participant's option is exercisable on such Exercise Date shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased. Any other monies left over in a participant's account after such Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.


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         9. Withdrawal.

                  a. A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan; provided that no Employee may withdraw his or her payroll deductions less than ten (10) Trading Days prior to an Exercise Date. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated upon receipt of such notice, and no further payroll deductions from such participant for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

                  b. A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods.

         10. Termination of Employment. Upon a participant's ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan, such participant's option shall be automatically terminated and the accumulated payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise his or her option shall be returned to such participant or, in the case of his or her death, to the executor or administrator of the Employee's estate or if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last day of the Offering Period, the Designated Subsidiary by which an Employee is employed shall cease to be a Subsidiary of the Company, or if the Employee is transferred to a Subsidiary of the Company that is not a Designated Subsidiary, the Employee shall be deemed to have terminated employment for the purposes of this Plan.

         11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

         12. Stock.

                  a. Subject to adjustment upon changes in capitalization of the Company as provided in Section 16 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 255,500 shares. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

                  b. The participant shall have no interest or voting right in shares covered by his or her option until such option has been exercised.


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         13. Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

         14. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution by the participant). Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 9 hereof.

         15. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         16. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

                  a. Changes in Capitalization. Subject to any required action by the stockholders of the Company, the maximum number of shares of Common Stock available for sale under the Plan, the Reserves, the maximum number of shares each participant may purchase during each Offering Period (pursuant to Section
7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

                  b. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall shorten any Offering Period then in progress by setting a new Exercise Date (the "NEW EXERCISE DATE"), and such Offering Period shall terminate on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten
(10) days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 9 hereof.

                  c. Merger or Asset Sale. If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company


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immediately prior to such merger or consolidation continue to hold at least sixty percent (60%) by voting power of the capital stock of the surviving corporation ("Continuity of Control"), the holder of each option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such option for each share as to which such option shall be exercised the securities or property which a holder of one share of Common Stock was entitled to upon and at the time of such merger or consolidation, and the Board shall take such steps in connection with such merger or consolidation as the Board shall deem necessary to assure that the provisions of Section 16(a) shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such option might thereafter be entitled to receive thereunder.

         In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or which involves a sale of all or substantially all of the assets of the Company (an "Acquisition"), while unexercised options remain outstanding under the Plan, all options outstanding as of the effective date of the Acquisition shall be deemed assumed or substituted for and each holder of an outstanding option shall be entitled, upon exercise of such option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of the Acquisition. Notwithstanding the foregoing, in the event that the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume or substitute for the options, then the Board shall shorten any Offering Period then in progress by setting a New Exercise Date, and such Offering Period then in progress shall terminate on the New Exercise Date. The New Exercise Date shall be before the effective date of the Acquisition. The Board shall notify each participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 9 hereof.

         17. Amendment or Termination.

                  a. The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 16 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders, and upon termination of the Plan all amounts in the accounts of participating employees shall be promptly refunded. Except as provided in Section 16 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant without the consent of the participant. To the extent necessary to comply with
Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), if applicable, the Company shall obtain stockholder approval in such a manner and to such a degree as required.

                  b. Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of


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changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

         18. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         19. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         20. Governmental Regulations. The Company's obligation to sell and deliver Common Stock under this Plan is subject to listing on an established stock exchange or quotation on a national market system or an over-the-counter market (to the extent the Common Stock is then so listed or quoted) and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

         21. Governing Law. The Plan shall be governed by Massachusetts law except to the extent that such law is preempted by federal law.

         22. Source of Shares. Shares may be issued upon exercise of an option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

         23. Notification upon Sale of Shares. Each Employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the option pursuant to which such shares were purchased.


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         24. Effective Date. The Plan shall take effect upon the date of the
Company's initial public offering of its equity securities registered on Form S-1 with the Securities and Exchange Commission, subject to approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 17 hereof.


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                                    EXHIBIT A

                              THE MEDICINES COMPANY

                        2000 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT

_______  Original Application                     Enrollment Date:  ____________
_______ Change in Payroll Deduction Rate (Complete only Section 2 and date and sign).

         1. ______________________________ hereby elects to participate in the
The Medicines Company 2000 Employee Stock Purchase Plan (the "EMPLOYEE STOCK PURCHASE PLAN") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

         2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (not to exceed ten percent (10%)) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

         3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

         4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan.

         5. I understand that if I dispose of any shares received by me pursuant to the Plan within two years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY DISPOSITION OF MY SHARES AND I WILL MAKE ADEQUATE PROVISION FOR FEDERAL, STATE OR OTHER TAX WITHHOLDING OBLIGATIONS, IF ANY, WHICH ARISE UPON THE DISPOSITION OF THE COMMON STOCK. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me.

         6. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

NAME:  (Please Print) __________________________________________________________
                       (First)                  (Middle)                  (Last)

_________________________________          _____________________________________
Relationship
                                           _____________________________________
                                           Address

Employee's Social
Security Number:            ____________________________________________________

Employee's Address:         ____________________________________________________
                            ____________________________________________________
                            ____________________________________________________

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:  _____________________________   ________________________________________
                                                   Signature of Employee
                                                      (Please print)


                                        ________________________________________
                                        Spouse's Signature (If beneficiary other than Spouse)

                                    EXHIBIT B

                              THE MEDICINES COMPANY

                        2000 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL


         The undersigned participant in the Offering Period of The Medicines Company 2000 Employee Stock Purchase Plan which began on ________________, 2000 (the "ENROLLMENT DATE") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods.

                                                Name and Address of Participant:

                                                ________________________________

                                                ________________________________

                                                ________________________________


                                                Signature:


                                                ________________________________


                                               Date:____________________________